Exhibit 10.25

FORM OF SUBSCRIPTION AGREEMENT FOR COMMON STOCK

CONFIDENTIAL

Assured Pharmacy, Inc.

$2,000,000 of Units of Securities
consisting of
Shares of Common Stock and Warrants

__________________

SUBSCRIPTION
BOOKLET

__________________

TriPoint Global Equities, LLC

Januray 2013

This Subscription Booklet relates to the Offering (the “Offering”) of units of securities (the “Units”) of Assured Pharmacy, Inc., a Nevada corporation (the “Company”). The company is offerring a total of up to 80 Units at an offering price of $25,000 per Unit, for a total Offering amount of up to $2,000,000 (the “Maximum Offering”). Each full $25,000 Unit shall consist of (a) 38,462 shares of our common stock, $0.001 par value per share (the “Common Stock”), with each share of Common Stock valued at $0.65 (the “Per Share Value”), and (b) 38,462 three year warrants (the “Warrants”) entitling the holder to purchase additional shares of Common Stock at an initial exercise price of $0.90 per share (the “Warrant Exercise Price”); which Warrant Exercise Price is subject to certain anti-dilution adjustments. Units in the Offering are only available to Accredited Investors as defined in Rule 501 of Regulation promulgated under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

INSTRUCTIONS FOR COMPLETION OF SUBSCRIPTION BOOKLET

This subscription booklet contains your Subscription Agreement and other documents that, if you wish to invest in Units, must be executed and returned to Mark Elenowitz at TriPoint Global Equities, LLC via mail: 17 State Street, Suite 2000, New York, NY 10004; Fax: +1 212 202 6380; or email: mark@tripointglobalequities.com.  TriPoint Global Equities, LLC is acting as Placement Agent. You should consult with an attorney, accountant, investment adviser or other adviser regarding an investment in the Company and its suitability for you.  All subscription documents must be completed correctly and thoroughly or they will not be accepted.  If you wish to invest, please complete, sign and return the documents included herein.

Copies of the following documents must be delivered to the Placement Agent:

TriPoint Global Equities, LLC
17 State Street
Suite 2000
New York, NY 10004
Attention: Mark Elenowitz
Fax No.: 212-202-6380
Email: mark@tripointglobalequities.com or ltaubman@htwlaw.com (counsel to the Placement Agent)

(i)	Executed signature page to the Securities Purchase Agreement;
(ii)	Completed Subscription Booklet;
(iii)	Executed signature page to the Subscription Agreement;
(iv)	Executed signature page to the Registration Rights Agreement; and
(v)	A clear copy of subscriber’s passport or valid form of government issued identification

The purchase price per Unit is exclusive of any costs incurred by an investor for legal, tax accounting or financial advice, including fees paid to his, her or its purchaser representative, if any.

The Securities Purchase Agreement will be irrevocable by the prospective investor and, unless the subscription is rejected or the Offering is withdrawn, the subscriber will become an investor in this Offering.  We or the Placement Agent may reject subscriptions for failure to conform to the requirements of the Offering, insufficient documentation, oversubscription of the Offering or any such other reason, whatsoever, as we and the Placement Agent, in our sole discretion, may determine.

Assured Pharmacy, Inc.
Wire and Subscription Procedures

The minimum investment that can be made by any subscriber is $25,000; however, an investment of less than $25,000 may be accepted, at the sole discretion of us and the Placement Agent. Any prospective investor who decides to purchase Units should deliver the following items:

  1.           A check or certified funds payable to the order of Wilmington Trust, N.A., as escrow agent for Assured Pharmacy, Inc.” in an amount equal to the total subscription price, should be delivered to

Wilmington Trust Company
Capital Markets and Agency Division
Institutional Custody and Escrow Services
1100 N. Market Street
Wilmington, DE 19890
Phone:  302.636.6439
Attn: Patrick J. Donahue
or

2.          A wire transfer of immediately available funds to the following account maintained at Wilmington Trust, N.A.

Wilmington Trust Company
ABA #: 031100092
A/C # 100590-000
A/C Nm:  Assured Pharmacy, Inc.
Attn: Patrick J. Donahue

SECTION I
IMPORTANT NOTICES AND CERTIFICATIONS

Notices

•	Your Subscription Agreement is comprised of Section I through V of this Subscription Booklet and your signature page thereto is included as Section V of this Subscription Booklet.
•
You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so a determination can be made as to whether or not you (it) are qualified to purchase securities under applicable federal and state securities laws.

•
Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.

•
Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing the Company to present a completed copy of this Subscription Agreement (and any completed questionnaires and related information submitted by you in connection therewith) to such parties as they may deem appropriate in order to make certain that the offer and sale of the Units will not result in a violation of the Securities Act or of the securities laws of any state or of any other jurisdiction.

•	This Subscription Agreement does not constitute an offer to sell or a solicitation of an offer to buy Units or any other security.
•
All questions must be answered. If the appropriate answer is "None" or "Not Applicable," please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any correction.

INDIVIDUAL SUBSCRIBERS:

•
If the Units subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete a separate Subscription Agreement (except if the co-subscriber is your spouse) and sign the Signature Page to this Subscription Agreement and the appropriate Signature Page to the Securities Purchase Agreement included as Section X. If your spouse is a co-subscriber, you must indicate his or her name and social security number.

Certifications

•
I understand that investment in the Units is an illiquid investment. In particular, I recognize that: (i) I must bear the economic risk of investment in the Units for an indefinite period of time, since the Units have not been registered under the Securities Act and therefore cannot be sold unless either they are subsequently registered under the Securities Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained (if requested by the Company); and (ii) no established market will exist and it is possible that no public market for the Units, or any part thereof or any security underlying any part thereof, will develop. I consent to the affixing by the Company of such legends on certificates representing the Units (or any part thereof) as any applicable federal or state securities law or any securities law of any other applicable jurisdiction may require from time to time.

•
I represent and warrant to the Company that: (i) The financial information provided in this Subscription Agreement is complete, true and correct in all material respects; (ii) I and my Investment Managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of Units; (iii) I and my Investment Managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information set forth in the Offering Memorandum dated January 29th, 2013 (the “Offering Memorandum”) and any periodic reports or other public filings of the Company (the “Commission Documents”) and have had all inquiries to the Company answered, and have been furnished all requested materials, relating to the Company and the offering and sale of the Units and anything set forth in the Offering Memorandum or the Commission Documents; (iv) neither I nor my Investment Managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the Offering Memorandum, the Securities Purchase Agreement, and the agreements referenced therein; (v) I and my Investment Managers, if any, have excellent investment knowledge; and (vi) I am acquiring the Units for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Units.

•
I represent that my investment objective is speculative in that I seek the maximum total return through an investment in a broad spectrum of securities, which involves a higher degree of risk than other investment styles and therefore my risk exposure is also speculative.

•	I understand that the purchase price per Unit is exclusive of any costs incurred by me for legal, tax, accounting or financial advice, including fees paid to my purchaser representative, if any.

•
The undersigned, if a corporation, partnership, trust or other form of business entity, (i) is authorized and otherwise duly qualified to purchase and hold the Units, (ii) has obtained such additional tax and other advice that it has deemed necessary, (iii) has its principal place of business at its residence address set forth in this Subscription Agreement, and (iv) has not been formed for the specific purpose of acquiring the Units (although this may not necessarily disqualify the subscriber as a purchaser). The persons executing the Subscription Agreement, as well as all other Agreements related to the Offering, represent that they are duly authorized to execute all such Agreements on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.)

•
All of the information which I have furnished to the Company and which is set forth in the Subscription Agreement is correct and complete in all material respects as of the date of the Subscription Agreement. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information. I further agree to be bound by all of the terms and conditions of the Offering described in the Offering Memorandum and the Securities Purchase Agreement and the other documents and agreements related thereto. I am the only person with a direct or indirect interest in the Units subscribed for by this Subscription Agreement. I agree to indemnify and hold harmless the Company and its officers, directors and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) that they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement or by reason of any breach of the representations and warranties made by the undersigned herein or in any Agreement provided by the undersigned to the Company. This subscription is not transferable or assignable by me without the written consent of the Company. If more than one person is executing this Agreement, the obligations of each shall be joint and several and the representations and warranties contained in this Subscription Agreement shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors and assigns. This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors and assigns. This Subscription Agreement shall be construed in accordance with and governed in all respects by the laws of the State of New York.

•
Under penalties of perjury, I certify that (1) my taxpayer identification number shown in this Subscription Agreement is correct and (2) I am not subject to backup withholding because (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest and dividends or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If you have been notified that you are subject to backup withholding and the Internal Revenue Service has not advised you that backup withholding has been terminated, strike out item (2) in the sentence directly above.)

•
The acceptance of my application together with the appropriate remittance will not breach any applicable money laundering rules and regulations and I undertake to provide verification of my identity reasonably satisfactory (on a confidential basis) to the Company promptly on request. I acknowledge that due to money laundering requirements operating within their respective jurisdictions, the Company may require further identification of me/us before applications can be processed. The Company shall be held harmless and indemnified by me against any loss arising from the failure to process this application if such information as has been reasonably required from me has not been provided by me.

•
I understand that the Subscription Agreement and the Securities Purchase Agreement relating to the Offering will be irrevocable, and unless the subscription is rejected or withdrawn, I will become an investor in this Offering.  I understand that the Company or the Placement Agent may reject subscriptions for failure to conform to the requirements of the Offering, insufficient documentation, oversubscription of the Offering, or any other reason whatsoever, as the Company and the Placement Agent, in their sole discretion, may determine.

SECTION II
SUBSCRIBER REGISTRATION

1. Type of Account (Please check one):

Individual Account                                           ______

Joint Account                                                    ______

If no box below is checked, we will issue the securities as JTWROS

Joint Tenant with Right of Survivorship (“JTWROS”)______
Tenants in Common                                                                ______
Tenants by the Entirety                                                          ______
Community Property                                                               ______

Pension or Profit Sharing                                 _______

IRA                                                                      _______

Corporation, Partnership
Trust, Association or
Other Entity                                                        _______

2. Subscriber Information:

Name of Applicant, Custodian, Corporation, Trust or Beneficiary
Male or Female
Date of Birth
Soc. Sec./Tax ID #
Please check here if this Soc. Sec/Tax ID # is responsible for taxes. We will report this number to the IRS.

Name of Joint Tenant or Trustee (if applicable)
Male or Female
Date of Birth
Soc. Sec./Tax ID #
Please check here if this Soc. Sec/Tax ID # is responsible for taxes. We will report this number to the IRS.

Name of Additional Trustee (if applicable)

3. Marital Status:       ________________________

4. Investment Amount:

Number of Units       __________

Investment Amount (Number of Units x $25,000/unit)  $ _____________

5. Contact Information (This address will be used for mailing unless you indicate otherwise):

INDIVIDUAL CONTACT INFORMATION:

____________________________________________________________
Street Address                                                      Unit #

____________________________________________________________
City, State                                                              Zip Code

____________________________________________________________
Home Phone Number (with area code)

____________________________________________________________
Fax Number (with area code)

____________________________________________________________
Email Address

ENTITY CONTACT INFORMATION:

____________________________________________________________
Name of Company

____________________________________________________________
Contact Name

____________________________________________________________
Street Address                                                      Suite/Floor

____________________________________________________________
City, State                                                              Zip Code

____________________________________________________________
Business Phone Number (with area code)

____________________________________________________________
Fax Number (with area code)

____________________________________________________________
Email Address

6. Type of Government Issued Identification:

____________________________________________________________
Type of Government Issued Identification

____________________________________________________________
Place of Issuance

____________________________________________________________
Identification Number

7.  Beneficial Ownership of Company Securities:

Please list all securities of the Company (other than the Units for which you are subscribing) that you own:

Number of Securities	Type of Company Securities (e.g., shares of Common Stock)

8.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ________           No  __________

Note:	If yes, the staff of the Securities and Exchange Commission has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes  ________           No  __________

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Units in the ordinary course of business, and at the time of the purchase of the Units (the securities underlying which will be registrable under the Registration Rights Agreement (the “Registrable Securities”), you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ________           No  __________

Note:
If your response to the foregoing question is “No”, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement relating to the Registrable Securities.

9.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

SECTION III
ACCREDITED INVESTOR QUESTIONNAIRE

To be an Accredited Investor, you must meet one of the following tests. Please check the appropriate spaces below.

A.       Individual Accounts

I certify that I am an "accredited investor" because:

1. _______ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year

If you checked “yes” to paragraph 1, please specify the dollar amount of your income in calendar years 2011 and 2012 and your projected income for 2013:

2011                  $____________________

2012                  $____________________

2013                  $____________________ (projected)

Please describe type of income:

Individual                      _____
Joint                               _____
Trust                              _____
Beneficiary                    _____
Shareholder                   _____
Partner                            _____

Current occupation: ____________________________________________

Name of employer: _____________________________________________

Position or Title: _______________________________________________

Phone Number: ________________________________________________

Former employment (if current employment is less than five years):

Name of employer: _____________________________________________

Position or Title: _______________________________________________

Period Employed: ______________________________________________

; OR,

2. _______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding home and personal property).

For purposes of this Subscription Agreement, "individual income" means "adjusted gross income" as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Subscription Agreement, "joint income" means, "adjusted gross income," as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For the purposes of the Subscription Agreement, "net worth" means (except as otherwise specifically defined) the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.

B.            Corporations, Partnerships, Employee Benefit Plans or IRA

1.	Has the subscribing entity been formed for the specific purpose of investing in the Units? _____________ (yes/no)

If your answer to question 1 is "No," CHECK whichever of the following statements (a-e) is applicable to the subscribing entity. If your answer to question 1 is "Yes," the subscribing entity must be able to certify to statement (2) below in order to qualify as an "accredited investor."

The undersigned entity certifies that it is an “accredited investor” because it is:

(a)      _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

(b)      _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

(c)      _______ each of its shareholders, partners, or beneficiaries meets at least one of the conditions described above under Section IV, A, Individual Accounts. Please also CHECK the appropriate space in that section; or

(d)      _______ the plan is a self directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under Section IV, A, Individual Accounts. Please also CHECK the appropriate space in that section; or

(e)      _______ a corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

2.     If the answer to Question B.1. above is "Yes," please certify the statement below is true and correct:

_______ The undersigned entity certifies that it is an accredited investor because each of its shareholder or beneficiaries meets at least one of the conditions described above under Section IV, A, Individual Accounts. Please also CHECK the appropriate space in that section.

C.  TRUST ACCOUNT

1.        Has the subscribing entity been formed for the specific purpose of investing in the Units?_______________ (yes/no)

If your answer to question 1 is "No," CHECK whichever of the following statements (a-c) is applicable to the subscribing entity. If your answer to question 1 is "Yes," the subscribing entity must be able to certify to the statement (c) below in order to qualify as an "accredited investor".

The undersigned trustee certifies that the trust is an "accredited investor" because:

(a)_______ the trust has total assets in excess of $5,000,000 and the investment decision has been made by a "sophisticated person;" or (Note: Complete Section 2 below to show that the investment decision was made by a “sophisticated person”);

(b)_______ the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or,

(c)_______ the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the conditions described above under Section IV, A, Individual Accounts. Please also CHECK the appropriate space in that section.

2.         Investment Experience and Net Worth

If you checked 1(a) above, the following information is to be provided by the individual making the investment decision.

(a)           Business or professional education (school, dates of attendance, degrees):

(b)            Details of any training or experience in financial, business or tax matters not disclosed in Item 1 immediately above:

(c)            Please circle an option below to indicate the frequency of your investments in marketable securities (i.e., securities trading on the public markets):

Often                      Occasionally                                Seldom                                Never

(d)            Please state the approximate number and total dollar amount of your prior investments in restricted securities (e.g., private placements):

Total Number _______________  Total Amount Invested: $_________________

(e)            My current net worth, after making this investment and exclusive of homes, furnishings, and automobiles is: $__________

3.     Investment Objective:  The undersigned hereby certifies that (a) they have read the Private Placement Memorandum, including, without limitation, the section entitled “Risk Factors,” (b) their investment objective is to invest in speculative securities in order to achieve maximum returns, and accordingly to speculate in micro-cap entities such as the Company, and (c) an investment in the Company’s speculative securities is suitable for the undersigned’s their investment profile. (Please initial to acknowledge that you have approved this statement) __________________

D.   Any Entity (but not an individual person)

______ All of the equity owners of this entity are accredited investors. (If you are checking this option EACH owner of the entity must complete Section III, A, Individual Accounts, by checking option 1 or 2 or both, as applicable. Make copies to do this and note each owner’s name on each copy.)

SECTION IV
PATRIOT ACT INFORMATION

The Patriot Act requires us to obtain the following information from you to detect and prevent the misuse of the world financial system.

1.             The Company is required to verify the source of funds. Summarize the underlying source of the funds remitted to us (for example, where subscription monies were the profits of business (and if so please specify type of business), investment income, savings, etc.).

Source of Funds:

2.             In the space provided below, please provide details of where monies were transferred from to the Company in relation to your subscription for the Units.

COUNTRY	NAME OF BANK/ FINANCIAL INSTITUTION	CONTACT NAME/PHONE NUMBER AT BANK/FINANCIAL INSTITUTION	NAME OF ACCOUNTHOLDER	ACCOUNT NUMBER

If the country from which the monies were transferred appears in the Approved Country List below, please go to Section VIII. If the country does not appear, please go to number 3.

Approved Country List

Argentina	Germany	Liechtenstein	Spain
Australia	Gibraltar	Luxembourg	Switzerland
Bermuda	Guernsey	Mexico	Turkey
Belgium	Hong Kong	Netherlands	United Kingdom
Brazil	Iceland	New Zealand	United States
British Virgin Islands	Ireland	Norway	Canada
Isle of Man	Panama	Denmark	Italy
Portugal	Finland	Japan	Singapore
France	Jersey	Sweden

3.
If subscription monies were transferred to the Company from any country other than on the "Approved Country List" (see above), please provide the following documentation to the Company (all copies should be in English and certified as being "true and correct copies of the original" by a notary public of the jurisdiction of which you are resident).

(a)	For Individuals:

(i)	A clear copy of individual’s passport or valid form of government issued identification (e.g., driver’s license) providing evidence of name, signature, date of birth and photographic identification;

(ii)	evidence of permanent address; and

(iii)	where possible, a reference from a bank with whom the individual maintains a current relationship and has maintained such relationship for at least two years.

(b)	For Companies:

(i)	a copy of its certificate of incorporation and any change of name certificate;

(ii)	a certificate of good standing;

(iii)	a register or other acceptable list of directors and officers;

(iv)	a properly authorized mandate of the company to subscribe in the form, for example, of a certified resolution which includes naming authorized signatories;

(v)	a description of the nature of the business of the company;

(vi)	identification, as described above for individuals, for at least two directors and authorized signatories;

(vii)	a register of members or list of shareholders holding a controlling interest; and

(viii)	identification, as described above, for individuals who are beneficial owners of corporate shareholders which hold 10% or more of the capital share of the company.

(c)	For Partnerships and Unincorporated Businesses:

(i)	a copy of any certificate of registration and a certificate of good standing, if registered;

(ii)	identification, as described above, for individuals and, where relevant, companies constituting a majority of the partners, owners or managers and authorized signatories;

(iii)	a copy of the mandate from the partnership or business authorizing the subscription in the form, for example, of a certified resolution which includes naming authorized signatories; and

(iv)	a copy of constitutional documents (formation and partnership agreements).
(d)	For Trustees:

(i)	identification, as described above, for individuals or companies (as the case may be) in respect of the trustees;

(ii)
identification, as described above for individuals, of beneficiaries, any person on whose instructions or in accordance with those wishes the trustee/nominee is prepared or accustomed to act and the settlor of the trust; and

(iii)	evidence of the nature of the duties or capacity of the trustee.

SECTION V
SIGNATURES

The Subscription Agreement contains various statements and representations by subscribers and should be carefully reviewed in its entirety before executing this signature page.

BY SIGNING, I ACKNOWLEDGE THAT I HAVE CAREFULLY REVIEWED THE TRANSACTIONDOCUMENTS RELATED TO THIS INVESTMENT AND AM BOUND BY THE TERMS OF THE TRANSACTION DOCUMENTS AND THIS SUBSCRIPTION AGREEMENT.

Dated: __________________

Print name of individual subscriber, custodian, corporation, person, trustee	Signature of individual subscriber, authorized person, authorized trustee

Print name of co-subscriber, authorized person, co-trustee if required by trust instrument	Signature of co-subscriber, authorized person, co-trustee if required by trust instrument

PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory:
Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount:            $_____________

Number of Units Purchased     _____________

PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

ASSURED PHARMACY, INC.

By:
Name:  Robert DelVecchio
Title:    Chief Executive Officer

PURCHASERS:

By:        ___________________________________
Name:
Title: